Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.6%
International Equity Funds - 22.3%
Transamerica Emerging Markets Opportunities (A)	21,629	$ 157,241
Transamerica International Equity (A)	48,661	922,133
Transamerica International Small Cap Value (A)	4,881	64,523

		1,143,897

U.S. Equity Funds - 48.0%
Transamerica Aegon Sustainable Equity Income VP (A)	13,734	226,338
Transamerica Large Cap Value (A)	72,991	909,469
Transamerica Small Cap Growth (A)	11,905	75,357
Transamerica Small Cap Value (A)	14,781	76,420
Transamerica WMC US Growth VP (A)	37,612	1,177,636

		2,465,220

U.S. Fixed Income Funds - 29.3%
Transamerica Bond (A)	25,440	196,139
Transamerica Core Bond (A)	133,615	1,103,663
Transamerica High Yield Bond (A)	11,910	92,305
Transamerica Pinebridge Inflation Opportunities VP (A)	12,532	116,046

		1,508,153

Total Investment Companies (Cost $5,637,616)		5,117,270

Total Investments (Cost $5,637,616)		5,117,270
Net Other Assets (Liabilities) - 0.4%		18,095

Net Assets - 100.0%		$ 5,135,365

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,117,270	$—	$—	$5,117,270

Total Investments	$5,117,270	$—	$—	$5,117,270

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2023	Shares as of September 30, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$228,423	$25,261	$(13,000)	$163	$(14,509)	$226,338	13,734	$5,262	$—
Transamerica Bond	146,051	56,894	—	—	(6,806)	196,139	25,440	4,894	—
Transamerica Core Bond	822,951	363,707	(38,000)	(9,554)	(35,441)	1,103,663	133,615	29,707	—
Transamerica Emerging Markets Opportunities	119,631	42,000	—	—	(4,390)	157,241	21,629	—	—
Transamerica High Yield Bond	88,484	3,993	—	—	(172)	92,305	11,910	3,993	—
Transamerica International Equity	765,544	185,000	(66,000)	18,251	19,338	922,133	48,661	—	—
Transamerica International Small Cap Value	55,227	13,000	(7,000)	1,665	1,631	64,523	4,881	—	—
Transamerica Large Cap Value	731,783	188,596	(20,000)	(969)	10,059	909,469	72,991	8,596	—
Transamerica Pinebridge Inflation Opportunities VP	87,138	35,414	—	—	(6,506)	116,046	12,532	6,414	—
Transamerica Small Cap Growth	46,207	25,000	—	—	4,150	75,357	11,905	—	—
Transamerica Small Cap Value	50,552	29,000	—	—	(3,132)	76,420	14,781	—	—
Transamerica WMC US Growth VP	798,982	226,815	(25,000)	1,039	175,800	1,177,636	37,612	445	31,369

Total	$3,940,973	$1,194,680	$(169,000)	$10,595	$140,022	$5,117,270	409,691	$59,311	$31,369

(B)	There were no transfers in or out of Level 3 during the period ended September 30, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Page 3